Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
Goodwill and Other Intangible Assets

As a result of the acquisition of three New Hampshire branches in May 2011, the Company recorded goodwill amounting to $2.2 million. The goodwill is not amortizable. Goodwill is evaluated for impairment annually, in accordance with current authoritative guidance. Management assesses qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of the Company, in total, is less than its carrying amount. Management is not aware of any such events or circumstances that would cause it to conclude that the fair value of the Company is less than its carrying amount.

The Company also recorded $1.7 million of acquired identifiable intangible assets in connection with the branch acquisition, representing the core deposit intangible which is subject to straight-line amortization over the estimated 10 year average life of the core deposit base, absent any future impairment. Management will evaluate the core deposit intangible for impairment if conditions warrant.

Amortization expense for the core deposit intangible was $170 thousand and $100 thousand for 2012 and 2011, respectively. The amortization expense is included in other noninterest expenses and is deductible for tax purposes. As of December 31, 2012, the remaining amortization expense related to the core deposit intangible, absent any future impairment, is expected to be as follows:

(Dollars in thousands)
2013	$171
2014	171
2015	171
2016	171
2017	171
Thereafter	583
Total	$1,438